INDEPENDENT AUDITORS' CONSENT


The Board of Directors
CCB Financial Corporation


We consent to the use of our report dated January 19, 1999 included in CCB Financial Corporation's Form 10-K for the year ended December 31, 1998 incorporated herein by reference.


                                   KPMG LLP

Raleigh, North Carolina
November 23, 1999